Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt
Debt
Debt is not carried at fair value. Significant refinancing activities were performed in February 2013 and are described below. The $457 million of net proceeds from issuance of the 7.875% senior secured notes due 2021 (the "7.875% Notes") and the initial borrowings of the asset-based lending facility (the "ABL Facility") were used to retire the Credit Facility and the 7½% Senior Notes at par plus accrued interest on March 7, 2013.
Debt as of the balance sheet dates consists of the following:

	December 31, 2012		December 31, 2011
	Carrying	Estimated	Carrying	Estimated
(In thousands)	Value	Fair Value	Value	Fair Value
Parent company[1]:
7½% Senior Notes due 2014	$106,438	$106,000	$106,438	$107,000
4.25% Convertible Senior Notes due 2016	153,082	174,000	143,367	172,000
Subsidiaries[2]:
Credit Facility Revolving Loan	40,000	38,000	—	—
Credit Facility Term Loan	305,250	296,000	321,750	321,000
Other	755	700	924	900
Less current portion	(65,008)		(16,774)
Total long-term debt	$540,517		$555,705

[1]
The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.

[2]
Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Debt maturities are as follows:

(In thousands)
2013	$65,008
2014	139,671
2015	33,224
2016	414,528
2017	12
Later years	—

Total cash payments for interest were $36 million, $51 million and $46 million in 2012, 2011 and 2010, respectively.
CREDIT FACILITY
On June 26, 2012, Chiquita Brands L.L.C. ("CBL"), the company's main operating subsidiary, amended its Credit Facility to provide the appropriate level of flexibility to execute the company's strategy and absorb the volatility inherent in its business. The amended Credit Facility maintains the $330 million senior secured term loan ("Term Loan") and a $150 million senior secured revolving facility ("Revolver") both maturing July 26, 2016 (May 1, 2014, if the company does not repay, refinance or otherwise extend the maturity of the 7½% Senior Notes by such date). The Credit Facility can be increased by $50 million under certain circumstances.
The Credit Facility contains two financial maintenance covenants, each measured for the most recent four fiscal quarter period: 1) a CBL (operating company) leverage ratio (debt divided by EBITDA, each as defined in the Credit Facility) and 2) a fixed charge coverage ratio (the sum of CBL's EBITDA plus Net Rent divided by Fixed Charges, each as defined in the Credit Facility). The Credit Facility's financial covenants exclude changes in generally accepted accounting principles effective after December 31, 2010. EBITDA, as defined in the Credit Facility, excludes certain non-cash items including stock compensation, impairments and other non-cash charges. Fixed Charges, as defined in the Credit Facility, includes interest payments and distributions by CBL to CBII other than for normal overhead expenses, net rent and net lease expense. Net rent and net lease expense, as defined in the Credit Facility, exclude the estimated portion of ship charter costs that represents normal vessel operating expenses. Debt for purposes of the leverage covenant includes subsidiary debt plus letters of credit outstanding and synthetic leases ($54 million at December 31, 2012). Synthetic leases are operating leases under generally accepted accounting principles, but are capital leases for tax purposes.
The June 2012 amendment created a Covenant Amendment Period, which ends after the third quarter of 2013 unless elected earlier by CBL. CBL may elect to terminate the Covenant Amendment Period at any time after demonstrating its ability to be in compliance with the financial covenants prior to the amendment. During the Covenant Amendment Period, the financial maintenance covenants are as follows:

Period(s) Ending	CBL Leverage Ratio no higher than:
Fiscal quarters ending 6/30/2012 - 12/31/2012	6.50x
Fiscal quarter ending 3/31/2013	5.75x
Fiscal quarter ending 6/30/2013	4.50x
Fiscal quarter ending 9/30/2013	4.00x
Fiscal quarter ending 12/31/2013 and the end of any fiscal quarter ended thereafter	3.50x

Period(s) Ending	Fixed Charge Coverage Ratio at least:
Fiscal quarters ending 6/30/2012 - 6/30/2013	1.00x
Fiscal quarter ending 9/30/2013 and the end of any fiscal quarter ended thereafter	1.15x

At December 31, 2012 and through the termination of the Credit Facility, the company was in compliance with its financial covenants. The covenants during the Covenant Amendment Period, as well as its duration, were based upon the company's forecasts.
During the Covenant Amendment Period, the limits on capital expenditures are $125 million for fiscal year 2012, $85 million for fiscal year 2013, and return in 2014 to $150 million per year thereafter plus carryovers from the prior year. In addition, during the Covenant Amendment Period, CBL must have Available Liquidity (the sum of (i) the available balance under the Revolver, and (ii) unrestricted cash and cash equivalents) of $50 million and is subject to further limits on prepaying debt, making acquisitions, investments and distributions; after the Covenant Amendment Period, these additional restrictions will not apply.
During the Covenant Amendment Period: (a) the Term Loan and Revolver bear interest, at CBL's election, at a rate of LIBOR plus 4.75% or the Base Rate plus 3.75%; (b) the letter of credit fee is 4.75%; and (c) the commitment fee on the daily unused portions of the Revolver is 0.75%.
The interest rate for the Term Loan was 5.00% and 3.56% at December 31, 2012 and December 31, 2011, respectively. The Term Loan requires quarterly principal repayments of $4 million through June 30, 2013 and quarterly principal repayments of $8 million beginning September 30, 2013 through March 31, 2016, with any remaining principal balance due at June 30, 2016 subject to the early maturity clause described above. The Term Loan may be repaid early without penalty, but amounts repaid under the Term Loan may not be reborrowed.
At December 31, 2012, there were $40 million of borrowings under the Revolver used to fund working capital. In addition, $22 million of the Revolver was used to support letters of credit, leaving an available balance of $88 million. At December 31, 2011, there were no borrowings under the Revolver other than having used $26 million to support letters of credit, leaving an available balance of $124 million.
CBL's obligations under the Credit Facility are guaranteed on a senior secured basis by CBII and all of CBL's material domestic subsidiaries. The obligations under the Credit Facility are secured by substantially all of the assets of CBL and its domestic subsidiaries, including trademarks, 100% of the stock of substantially all of CBL's domestic subsidiaries and no more than 65% of the stock of CBL's direct material foreign subsidiaries. CBII's obligations under its guarantee are secured by a pledge of the stock of CBL. The Credit Facility also places similar customary limitations on the ability of CBL and its subsidiaries to incur additional debt, create liens, dispose of assets and make investments and capital expenditures, as well as limitations on CBL's ability to make loans, distributions or other transfers to CBII. However, payments to CBII are permitted: (i) whether or not any event of default exists or is continuing under the Credit Facility, for all routine operating expenses in connection with the company's normal operations and to fund certain liabilities of CBII, including interest and principal payments on the Senior Notes (defined below), Convertible Notes and any notes used to refinance existing Senior Notes and Convertible Notes, and (ii), subject to no continuing event of default and compliance with the financial covenants, for other financial needs, including (a) payment of dividends and distributions to the company's shareholders and (b) repurchases of the company's common stock.
7½% SENIOR NOTES
The 7½% Senior Notes were callable, in whole or from time to time in part at 101.25% of par value and at par value after November 1, 2012. The indentures for the 7½% Senior Notes contain covenants that limit the ability of the company and its subsidiaries to incur debt and issue preferred stock, dispose of assets, make investments, pay dividends or make distributions in respect of the company's capital stock, create liens, merge or consolidate, issue or sell stock of subsidiaries, enter into transactions with certain shareholders or affiliates, and guarantee company debt. These covenants are generally less restrictive than the covenants under the Credit Facility or the preceding senior secured credit facility discussed further below.
4.25% CONVERTIBLE SENIOR NOTES
In February 2008, the company issued $200 million of Convertible Notes. Interest on the Convertible Notes is payable semiannually in arrears at a rate of 4.25% per annum, beginning August 15, 2008. The Convertible Notes are unsecured, unsubordinated obligations of the parent company and rank equally with the 7½% Senior Notes.
The company's $200 million of Convertible Notes:

•
are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount, equivalent to an initial conversion price of approximately $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events, including stock splits, stock dividends and other distributions (including cash dividends) in respect of the common stock. Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016, in multiples of $1,000 in principal amount, without limitation. Prior to May 15, 2016, holders of the Convertible Notes may tender the notes for conversion only under certain circumstances, in accordance with their terms.

•
may be settled, upon conversion, in shares, in cash or in any combination thereof at the company's option; the company's current intent and policy is to settle with a cash amount equal to the principal portion together with shares of the company's common stock to the extent that the obligation exceeds such principal portion.

•	are callable for redemption beginning February 19, 2014, under certain circumstances relating to the company's common stock trading price.

•
are accounted for in two components: (i) a debt component included in "Long-term debt, net of current portion" recorded at the issuance date, representing the estimated fair value of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in "Capital surplus" representing the issuance date estimated fair value of the conversion feature. This separation results in the debt being carried at a discount, which is accreted to the principal amount of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date).

To estimate the fair value of the debt component upon issuance, the company discounted the principal balance to result in an effective interest rate of 12.50%, the rate of similar instruments without the debt-for-equity conversion feature at the issuance date; this effective interest rate remains unchanged through the fourth quarter of 2012. The fair value of the equity component was estimated as the difference between the full principal amount and the estimated fair value of the debt component, net of an allocation of issuance costs and income tax effects. These were Level 3 fair value measurements (described in Note 12) and will be reconsidered in the event that any of the Convertible Notes are converted before their maturity.
The carrying amounts of the debt and equity components of the Convertible Notes are as follows:

	December 31,
(In thousands)	2012	2011
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(46,918)	(56,633)
Net carrying amount of debt component	$153,082	$143,367

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2012 and 2011, the Convertible Notes' “if-converted” value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

The interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2012	2011	2010
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	469
Amortization of discount on the debt component	9,715	8,606	7,623
	$18,684	$17,575	$16,592

PRECEDING CREDIT FACILITY AND 8 7/8% SENIOR NOTES
In July 2011, CBL entered into the Credit Facility using the proceeds to retire the preceding senior secured credit facility ("Preceding Credit Facility") and purchase $133 million of CBII's 8 7/8% Senior Notes due in 2015 in a tender offer at 103.333% of their par value. The company called the remaining $44 million of the 8 7/8% Senior Notes for redemption in August 2011 at 102.958% of their par value, using the remainder of the proceeds from the Credit Facility together with available cash to redeem them. Expenses related to the refinancing activity of $12 million in 2011 are included in "Other income (expense), net" on the Consolidated Statements of Income and "Loss on debt extinguishment, net" on the Consolidated Statements of Cash Flow. The expenses included the write-off of remaining deferred financing fees from the Preceding Credit Facility and the 8 7/8% Senior Notes and total premiums paid to retire the 8 7/8% Senior Notes.
7.875% SENIOR SECURED NOTES - SUBSEQUENT EVENT
On February 5, 2013, CBII and its main operating subsidiary, CBL, completed the offering of $425 million of 7.875% senior secured notes due February 1, 2021. The notes were issued at a discount, 99.274% of par, resulting in an effective interest rate of 8.0%.
The 7.875% Notes are guaranteed on a senior secured basis by all of CBII's and CBL's existing direct and indirect domestic subsidiaries, other than de minimis subsidiaries, and by certain future direct and indirect domestic subsidiaries. The 7.875% Notes and the guarantees are secured, subject to certain exceptions and permitted liens, on a first-priority basis by liens on CBII's, CBL's and the guarantors' existing and after acquired material domestic real estate, 100% of the stock of substantially all of CBII's and CBL's domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries, and certain intellectual property. The 7.875% Notes and the guarantees are secured, on a second-priority basis, by liens on the assets that secure CBII's and CBL's obligations under the new ABL Facility described below on a first-priority basis, including present and future receivables, inventory, equipment and substantially all of CBII's, CBL's and the guarantors' other domestic assets that do not secure the 7.875% Notes on a first-priority basis.
The 7.875% Notes bear interest of 7.875% per year (payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2013). On or before February 1, 2016, CBII and CBL may redeem on one or more occasions up to 35% of the aggregate principal amounts with cash proceeds from certain equity sales at a redemption price of 107.875% of the principal amount plus accrued interest, provided that at least 65% of the original aggregate principal amount of the 7.875% Notes remains outstanding after each such redemption. Also, on or before February 5, 2016, CBII and CBL may redeem a portion of the 7.875% Notes at a redemption price of 103% of the principal amount plus accrued interest, provided that no more $42.5 million aggregate principal amount may be redeemed each year. CBII and CBL may also redeem the 7.875% Notes as follows:

If redeemed during the 12-month period commencing February 1,	Redemption Price
2016	105.906%
2017	103.938%
2018	101.969%
2019 and thereafter	100.000%

Upon a change of control of CBII, CBII and CBL will be required to make an offer to purchase the notes at 101% of their principal amount, plus accrued interest.
The 7.875% Notes contain customary covenants that will, among other things and subject to a number of qualifications and exceptions, limit the ability of CBII and its subsidiaries to incur additional indebtedness and issue preferred stock, sell assets, make investments or other restricted payments, pay dividends or make distributions in respect of the capital stock of CBII and its subsidiaries, create certain liens, merge or consolidate, issue or sell preferred stock of subsidiaries, place limits on dividends and other payment restrictions affecting certain subsidiaries, enter into transactions with certain stockholders or affiliates and guarantee debt. If the 7.875% Notes are, in the future, rated investment grade by Standard & Poor's Ratings Group and Moody's Investors Services, Inc., certain of these covenants will be suspended and will not apply to the 7.875% Notes, so long as the 7.875% Notes continue to be rated investment grade by both rating agencies.
The 7.875% Notes include customary events of default, including: failure to pay principal or interest when due; acceleration of other debt agreements representing more than $30 million of indebtedness of CBII and CBL and certain subsidiaries; the entry of non-appealable judgments in excess of $30 million against CBII or CBL and certain subsidiaries; and certain bankruptcy events.
ASSET-BASED LENDING FACILITY - SUBSEQUENT EVENT
CBII and CBL also entered into a 5-year secured ABL Facility concurrently with the closing of the 7.875% Notes offering on February 5, 2013. The ABL Facility has a maximum borrowing capacity of $200 million, subject to a borrowing base calculation based on specified percentages of domestic receivables, certain inventory and certain domestic machinery and equipment with the potential for additional advances against foreign receivables. The ABL Facility matures at the earlier of February 5, 2018 or 60 days prior to the maturity of the 4.25% Convertible Senior Notes due August 15, 2016, unless such notes have been satisfactorily refinanced. The ABL Facility also includes a $7.5 million term loan (the "ABL Term Loan"), which requires annual repayments of approximately $2 million commencing April 1, 2013. The initial borrowing capacity of the ABL Facility other than the ABL Term Loan was $112 million, including $22 million in the Fixed Asset Sub-Line. The initial borrowings under the ABL Facility were $37 million with additional capacity used to support $21 million in letters of credit, leaving $54 million of availability at commencement.
Loans under the ABL Facility bear interest at:

•
A rate equal to LIBOR plus a margin of from 1.75% to 2.25%, or Base Rate plus a margin of from 0.25% to 0.75%, determined based on levels of borrowing availability reset each fiscal quarter, except that through June 30, 2013, at a rate equal to LIBOR plus 2.00% or Base Rate plus 0.50%;

•
In the case of the Fixed Asset Sub-Line, a rate equal to LIBOR plus a margin from 2.25% to 2.75%, or Base Rate plus a margin of from 0.75% to 1.25%, determined based on levels of borrowing availability reset each fiscal quarter, except through June 30, 2013, at a rate equal to LIBOR plus 2.50% or Base Rate plus 1.00%; and

•
In the case of the ABL Term Loan, a rate equal to LIBOR plus a margin from 2.75% to 3.25%, or Base Rate plus a margin of from 1.25% to 1.75%, determined based on levels of borrowing availability reset each fiscal quarter.

At commencement, the weighted average interest rate for the ABL Facility was LIBOR plus 2.42%, or 2.67%.
Obligations under the new ABL Facility are secured by a first-priority security interest in present and future domestic receivables, inventory, equipment and substantially all other domestic assets that are not under the first-priority security interest of the 7.875% Notes, all subject to certain exceptions and permitted liens and by a second-priority interest in the existing and after acquired material domestic real estate, certain intellectual property and a pledge of 100% of the stock of substantially all of the CBII, CBL and guarantors' domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries held by CBII, CBL and the guarantors, and proceeds relating thereto. Under the ABL Facility, CBL and non-de minimis domestic subsidiaries are borrowers. The ABL Facility is guaranteed on a full and unconditional basis by CBII and limited domestic subsidiaries of CBII, with the potential for additional guarantees from foreign subsidiaries of CBII. In addition, certain foreign subsidiaries of CBII may become borrowers under the ABL Facility, and certain foreign subsidiaries may guarantee those foreign borrowings.
The ABL Facility contains a fixed charge coverage ratio covenant that only becomes applicable when excess availability (as defined under such facility) is less than 10% of the maximum stated revolver amount thereunder. The ABL Facility also contains a covenant requiring CBII and its subsidiaries to maintain substantially all its cash in accounts that are subject to the control of the collateral agent under the ABL Facility which only becomes applicable when (a) an event of default under the facility occurs and is continuing or (b) excess availability (as defined under such facility) is less than 12.5% of the maximum stated revolver amount thereunder.
The ABL facility also contains other customary affirmative and negative covenants, including limitations on CBII and its subsidiaries' ability to incur indebtedness, create or permit the existence of liens over their assets, engage in certain mergers, asset sales and liquidations, prepay certain indebtedness, pay dividends and other "restricted payments," and engage in transactions with their affiliates, in each case subject to customary exceptions. The company expects to remain in compliance with the covenants of the ABL facility for at least twelve months from the balance sheet date.